UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                 000-33335                   41-1251159
(State or other jurisdiction of                               (I.R.S. Employer
         incorporation)                                   Identification Number)
                                (Commission File Number)

            380 ST. PETER STREET,
            ST. PAUL, MINNESOTA                              55102-1302

       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

                                 Not applicable
          (Former name or former address, if changed since last report)


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      On September 25, 2003, Lawson Software, Inc. issued a press release relating to fiscal 2004 first quarter financial results. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto.

Item 7.  Financial Statements and Exhibits

      Exhibit 99.1         Press Release dated September 25, 2003

Item 12.     Results of Operations and Financial Condition

 On September 25, 2003, Lawson Software, Inc. issued a press release relating to fiscal 2004 first quarter financial results. A copy of the press release is attached hereto as Exhibit 99.1.

 The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Lawson Software, Inc.

Date: September 25, 2003    By:  /s/  Robert G. Barbieri
                            -----------------------------------

                            Robert G. Barbieri
                            Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit
  No.    Description
-------- -----------------------------------------------------------------------
99.1     Press release issued by Lawson Software, Inc. dated September 25, 2003